UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 7, 2015

Honda Auto Receivables 2015-3 Owner Trust
(Exact name of issuing entity as specified in its charter) American Honda Receivables LLC
(Exact name of registrant and depositor as specified in its charter) American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)
Delaware	333-183223	80-0695898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
American Honda Receivables LLC 20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.01. ABS Informational and Computational Material.

Information concerning the static pool data of previous similar loan securitizations of American Honda Finance Corporation, as sponsor, for the issuance period commencing January 1, 2010 to the date hereof is attached hereto as Exhibit 99.1 pursuant to Item 1105 of Regulation AB. We caution you that the pool of receivables in your trust may not perform in a similar manner to the receivables in other trusts.

Item 9.01. Financial Statements and Exhibits.

99.1 Static Pool Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Honda Receivables LLC

By:   /s/ Jan Zimmerman
         Name: Jan Zimmerman
         Title: Secretary

Dated: August 7, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Static Pool Information